UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DIGITALGLOBE, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DigitalGlobe, Inc. is amending the definitive proxy statement and proxy card and the notice of internet availability of proxy materials filed on Schedule 14A with the Securities and Exchange Commission on April 15, 2013 (the “Proxy Materials”) in order to correct a typographical error in Proposal No. 2 on the proxy card included in the filing and in the notice of internet availability of proxy materials by changing “December 31, 2012” to “December 31, 2013.” There are no other revisions to the Proxy Materials.

The Board of Directors recommends you vote FOR the following proposal: 1. Election of three Class I Directors to serve for a three-year term expiring at our 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. (1) Nick S. Cyprus (2) Jeffrey R. Tarr (3) James M. Whitehurst O Nominee #12 O Nominee #13 The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2013. 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. NOMINEES: DIGITALGLOBE, INC. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 30, 2013 at 9:00 a.m. MT Hyatt Regency Denver, Mineral Room, 650 15th Street, Denver, Colorado 80202 This is not a ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 9, 2013. Please visit www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16165, where the following materials are available for view: Notice of Annual Meeting of Stockholders and Proxy Statement Form of Electronic Proxy Card Annual Report on Form 10-K Directions on Attending the Annual Meeting and Voting in Person TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail.